INCOME TAX - Total provision (benefit) (Details) - USD ($)	3 Months Ended	12 Months Ended
	Mar. 31, 2023	Dec. 31, 2023	Dec. 31, 2022
Federal
Current		$ 72,824	$ 250,739
Deferred		(201,686)	(345,278)
Change in valuation allowance		549,352	347,666
Change in valuation allowance		201,686	345,278
Tax penalties		250	0
Provision for income taxes	$ 37,403	72,824	250,739
Net operating loss carryovers		0
Change in valuation allowance		201,686	345,278
Total income tax expense (benefit)		$ 72,824	$ 250,739